EXHIBIT (S)

Power of Attorney

I, the undersigned trustee or officer of the investment companies listed on Annex A for which Pioneer Investment Management, Inc. or one of its affiliates acts as investment adviser (each, a “Trust” and collectively, the “Trusts”), hereby constitute and appoint Dorothy E. Bourassa, John F. Cogan, Jr., Daniel K. Kingsbury and Mark E. Bradley, and each of them acting singly, to be my true, sufficient and lawful attorneys, with full power to each of them to sign for me, in my name, (i) any Registration Statement on Form N-1A, N-2 or any other applicable registration form under the Investment Company Act of 1940, as amended, and/or under the Securities Act of 1933, as amended, and any and all amendments thereto filed by each Trust, of which I am now, or am on the date of such filing, a Trustee or officer of the Trust, (ii) any application, notice or other filings with the Securities and Exchange Commission, and (iii) any and all other documents and papers relating thereto, and generally to do all such things in my name and on behalf of me to enable each Trust to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder, hereby ratifying and confirming my signature as it may be signed by said attorneys, or each of them, to any and all Registration Statements and amendments to said Registration Statements, including any amendments to establish a new series of a Trust, and any other filings with the Securities and Exchange Commission on behalf of each Trust.

IN WITNESS WHEREOF, I have hereunder set my hand as of this 1st day of January, 2009.

/s/ Stephen K. West Stephen K. West

Power of Attorney

Annex A

Pioneer Bond Fund	Pioneer Series Trust IV:
Pioneer Diversified High Income Trust	Pioneer Classic Balanced Fund
Pioneer Emerging Markets Fund	Pioneer Government Income Fund
Pioneer Equity Income Fund	Pioneer Institutional Money Market Fund
Pioneer Equity Opportunity Fund	Pioneer Treasury Reserves Fund
Pioneer Floating Rate Trust	Pioneer Series Trust V:
Pioneer Fund	Pioneer Global Select Equity Fund
Pioneer Fundamental Growth Fund	Pioneer High Income Municipal Fund
Pioneer Growth Shares	Pioneer Oak Ridge All Cap Growth Fund
Pioneer High Income Trust	Pioneer Select Research Growth Fund
Pioneer High Yield Fund	Pioneer Select Research Value Fund
Pioneer Ibbotson Allocation Series:	Pioneer Series Trust VI:
Pioneer Ibbotson Aggressive Allocation Fund	Pioneer Floating Rate Fund
Pioneer Ibbotson Conservative Allocation Fund	Pioneer Series Trust VII:
Pioneer Ibbotson Growth Allocation Fund	Pioneer Global High Yield Fund
Pioneer Ibbotson Moderate Allocation Fund	Pioneer Global Aggregate Bond Fund
Pioneer CityplaceIndependence Fund	Pioneer Global Diversified Equity Fund
Pioneer Interest Shares	Pioneer Series Trust VIII:
Pioneer International Equity Fund	Pioneer International Value Fund
Pioneer Mid Cap Growth Fund	Pioneer Series Trust IX:
Pioneer Mid Cap Value Fund	Pioneer Europe Select Equity Fund
Pioneer Money Market Trust:	Pioneer Short Term Income Fund
Pioneer Cash Reserves Fund	Pioneer Small Cap Value Fund
Pioneer Municipal and Equity Income Trust	Pioneer Strategic Income Fund
Pioneer Municipal High Income Trust	Pioneer Tax Free Income Fund
Pioneer Municipal High Income Advantage Trust	Pioneer Value Fund
Pioneer Protected Principal Trust:	Pioneer Variable Contracts Trust:
Pioneer Protected Principal Plus Fund	Pioneer Bond VCT Portfolio
Pioneer Protected Principal Plus Fund II	Pioneer Cullen Value VCT Portfolio
Pioneer Real Estate Shares	Pioneer Emerging Markets VCT Portfolio
Pioneer Research Fund	Pioneer Equity Income VCT Portfolio
Pioneer Select Growth Fund	Pioneer Fund VCT Portfolio
Pioneer Select Value Fund	Pioneer Global High Yield VCT Portfolio
Pioneer Series Trust I:	Pioneer Growth Opportunities VCT Portfolio
Pioneer Oak Ridge Large Cap Growth Fund	Pioneer Growth Shares VCT Portfolio
Pioneer Oak Ridge Small Cap Growth Fund	Pioneer High Yield VCT Portfolio
Pioneer Series Trust II:	Pioneer Ibbotson Aggressive Allocation VCT Portfolio
Pioneer AmPac Growth Fund	Pioneer Ibbotson Growth Allocation VCT Portfolio
Pioneer AMT-Free CA Municipal Fund	Pioneer Ibbotson Moderate Allocation VCT Portfolio
Pioneer AMT-Free Municipal Fund	Pioneer International Value VCT Portfolio
Pioneer Growth Leaders Fund	Pioneer Mid Cap Value VCT Portfolio
Pioneer Growth Opportunities Fund	Pioneer Money Market VCT Portfolio

Pioneer Small and Mid Cap Growth Fund	Pioneer Oak Ridge Large Cap Growth VCT Portfolio
Pioneer Tax Free Money Market Fund	Pioneer Real Estate Shares VCT Portfolio
Pioneer Series Trust III:	Pioneer Small Cap Value VCT Portfolio
Pioneer Cullen Value Fund	Pioneer Strategic Income VCT Portfolio

Power of Attorney

I, the undersigned trustee or officer of the investment companies listed on Annex A for which Pioneer Investment Management, Inc. or one of its affiliates acts as investment adviser (each, a “Trust” and collectively, the “Trusts”), hereby constitute and appoint Dorothy E. Bourassa, John F. Cogan, Jr., Daniel K. Kingsbury and Mark E. Bradley, and each of them acting singly, to be my true, sufficient and lawful attorneys, with full power to each of them to sign for me, in my name, (i) any Registration Statement on Form N-1A, N-2 or any other applicable registration form under the Investment Company Act of 1940, as amended, and/or under the Securities Act of 1933, as amended, and any and all amendments thereto filed by each Trust, of which I am now, or am on the date of such filing, a Trustee or officer of the Trust, (ii) any application, notice or other filings with the Securities and Exchange Commission, and (iii) any and all other documents and papers relating thereto, and generally to do all such things in my name and on behalf of me to enable each Trust to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder, hereby ratifying and confirming my signature as it may be signed by said attorneys, or each of them, to any and all Registration Statements and amendments to said Registration Statements, including any amendments to establish a new series of a Trust, and any other filings with the Securities and Exchange Commission on behalf of each Trust.

IN WITNESS WHEREOF, I have hereunder set my hand as of this 30th day of May, 2008.

/s/ Benjamin M. Friedman Benjamin M. Friedman

Power of Attorney

Annex A

Pioneer Bond Fund *	Pioneer Series Trust IV: *, +, ++
Pioneer Diversified High Income Trust +	Pioneer Classic Balanced Fund
Pioneer Emerging Markets Fund	Pioneer Government Income Fund
Pioneer Equity Income Fund	Pioneer Institutional Money Market Fund
Pioneer Equity Opportunity Fund	Pioneer Treasury Reserves Fund
Pioneer Floating Rate Trust +	Pioneer Series Trust V:
Pioneer Fund *	Pioneer Global Select Equity Fund
Pioneer Fundamental Growth Fund	Pioneer High Income Municipal Fund
Pioneer Growth Shares	Pioneer Oak Ridge All Cap Growth Fund
Pioneer High Income Trust +	Pioneer Select Research Growth Fund
Pioneer High Yield Fund	Pioneer Select Research Value Fund
Pioneer Ibbotson Allocation Series: *	Pioneer Series Trust VI:
Pioneer Ibbotson Aggressive Allocation Fund	Pioneer Floating Rate Fund
Pioneer Ibbotson Conservative Allocation Fund	Pioneer Series Trust VII:
Pioneer Ibbotson Growth Allocation Fund	Pioneer Global High Yield Fund
Pioneer Ibbotson Moderate Allocation Fund	Pioneer Global Aggregate Bond Fund
Pioneer CityplaceIndependence Fund	Pioneer Global Diversified Equity Fund
Pioneer Interest Shares	Pioneer Series Trust VIII:
Pioneer International Equity Fund	Pioneer International Value Fund
Pioneer Mid Cap Growth Fund	Pioneer Series Trust IX:
Pioneer Mid Cap Value Fund *	Pioneer Europe Select Equity Fund
Pioneer Money Market Trust: *	Pioneer Short Term Income Fund *
Pioneer Cash Reserves Fund	Pioneer Small Cap Value Fund
Pioneer Municipal and Equity Income Trust +	Pioneer Strategic Income Fund
Pioneer Municipal High Income Trust +	Pioneer Tax Free Income Fund *
Pioneer Municipal High Income Advantage Trust +	Pioneer Value Fund *
Pioneer Protected Principal Trust:	Pioneer Variable Contracts Trust: *
Pioneer Protected Principal Plus Fund	Pioneer Bond VCT Portfolio
Pioneer Protected Principal Plus Fund II	Pioneer Cullen Value VCT Portfolio
Pioneer Real Estate Shares	Pioneer Emerging Markets VCT Portfolio
Pioneer Research Fund	Pioneer Equity Income VCT Portfolio
Pioneer Select Growth Fund	Pioneer Fund VCT Portfolio
Pioneer Select Value Fund	Pioneer Global High Yield VCT Portfolio
Pioneer Series Trust I: *	Pioneer Growth Opportunities VCT Portfolio
Pioneer Oak Ridge Large Cap Growth Fund	Pioneer Growth Shares VCT Portfolio
Pioneer Oak Ridge Small Cap Growth Fund	Pioneer High Yield VCT Portfolio
Pioneer Series Trust II: *	Pioneer Ibbotson Aggressive Allocation VCT Portfolio
Pioneer AmPac Growth Fund	Pioneer Ibbotson Growth Allocation VCT Portfolio
Pioneer AMT-Free CA Municipal Fund	Pioneer Ibbotson Moderate Allocation VCT Portfolio
Pioneer AMT-Free Municipal Fund	Pioneer International Value VCT Portfolio
Pioneer Growth Leaders Fund	Pioneer Mid Cap Value VCT Portfolio
Pioneer Growth Opportunities Fund	Pioneer Money Market VCT Portfolio

Pioneer Small and Mid Cap Growth Fund	Pioneer Oak Ridge Large Cap Growth VCT Portfolio
Pioneer Tax Free Money Market Fund	Pioneer Real Estate Shares VCT Portfolio
Pioneer Series Trust III:	Pioneer Small Cap Value VCT Portfolio
Pioneer Cullen Value Fund	Pioneer Strategic Income VCT Portfolio

+	Mr. Friedman is not a Trustee of this Trust.
++	Mr. Kingsbury is not a Trustee of this Trust.
*	Mr. West is not a Trustee of this Trust.

Power of Attorney

I, the undersigned trustee or officer of the investment companies listed on Annex A for which Pioneer Investment Management, Inc. or one of its affiliates acts as investment adviser (each, a “Trust” and collectively, the “Trusts”), hereby constitute and appoint Dorothy E. Bourassa, John F. Cogan, Jr. and Daniel K. Kingsbury, and each of them acting singly, to be my true, sufficient and lawful attorneys, with full power to each of them to sign for me, in my name, (i) any Registration Statement on Form N-1A, N-2 or any other applicable registration form under the Investment Company Act of 1940, as amended, and/or under the Securities Act of 1933, as amended, and any and all amendments thereto filed by each Trust, of which I am now, or am on the date of such filing, a Trustee or officer of the Trust, (ii) any application, notice or other filings with the Securities and Exchange Commission, and (iii) any and all other documents and papers relating thereto, and generally to do all such things in my name and on behalf of me to enable each Trust to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder, hereby ratifying and confirming my signature as it may be signed by said attorneys, or each of them, to any and all Registration Statements and amendments to said Registration Statements, including any amendments to establish a new series of a Trust, and any other filings with the Securities and Exchange Commission on behalf of each Trust.

IN WITNESS WHEREOF, I have hereunder set my hand as of this 1st day of March, 2008.

/s/ Mark E. Bradley Mark E. Bradley

Power of Attorney

Annex A

Pioneer Bond Fund *	Pioneer Series Trust III:
Pioneer Diversified High Income Trust	Pioneer Cullen Value Fund
Pioneer Emerging Markets Fund	Pioneer Series Trust IV: *
Pioneer Equity Income Fund	Pioneer Classic Balanced Fund
Pioneer Equity Opportunity Fund	Pioneer Government Income Fund
Pioneer Europe Select Equity Fund	Pioneer Institutional Money Market Fund
Pioneer Floating Rate Trust	Pioneer Treasury Reserves Fund
Pioneer Fund *	Pioneer Series Trust V:
Pioneer Fundamental Growth Fund	Pioneer Global Select Equity Fund
Pioneer Growth Shares	Pioneer High Income Municipal Fund
Pioneer High Income Trust	Pioneer Oak Ridge All Cap Growth Fund
Pioneer High Yield Fund	Pioneer Select Research Growth Fund
Pioneer Ibbotson Allocation Series: *	Pioneer Select Research Value Fund
Pioneer Ibbotson Aggressive Allocation Fund	Pioneer Series Trust VI:
Pioneer Ibbotson Conservative Allocation Fund	Pioneer Floating Rate Fund
Pioneer Ibbotson Growth Allocation Fund	Pioneer Series Trust VII:
Pioneer Ibbotson Moderate Allocation Fund	Pioneer Global High Yield Fund
Pioneer Independence Fund	Pioneer Global Aggregate Bond Fund
Pioneer Interest Shares	Pioneer Global Diversified Equity Fund
Pioneer International Equity Fund	Pioneer Short Term Income Fund *
Pioneer International Value Fund	Pioneer Small Cap Value Fund
Pioneer Mid Cap Growth Fund	Pioneer Strategic Income Fund
Pioneer Mid Cap Value Fund *	Pioneer Tax Free Income Fund *
Pioneer Money Market Trust: *	Pioneer Value Fund *
Pioneer Cash Reserves Fund	Pioneer Variable Contracts Trust: *
Pioneer Municipal and Equity Income Trust	Pioneer Bond VCT Portfolio
Pioneer Municipal High Income Trust	Pioneer Cullen Value VCT Portfolio
Pioneer Municipal High Income Advantage Trust	Pioneer Emerging Markets VCT Portfolio
Pioneer Protected Principal Trust:	Pioneer Equity Income VCT Portfolio
Pioneer Protected Principal Plus Fund	Pioneer Fund VCT Portfolio
Pioneer Protected Principal Plus Fund II	Pioneer Global High Yield VCT Portfolio
Pioneer Real Estate Shares	Pioneer Growth Opportunities VCT Portfolio
Pioneer Research Fund	Pioneer Growth Shares VCT Portfolio
Pioneer Select Growth Fund	Pioneer High Yield VCT Portfolio
Pioneer Select Value Fund	Pioneer Ibbotson Aggressive Allocation VCT Portfolio
Pioneer Series Trust I: *	Pioneer Ibbotson Growth Allocation VCT Portfolio
Pioneer Oak Ridge Large Cap Growth Fund	Pioneer Ibbotson Moderate Allocation VCT Portfolio
Pioneer Oak Ridge Small Cap Growth Fund	Pioneer International Value VCT Portfolio
Pioneer Series Trust II: *	Pioneer Mid Cap Value VCT Portfolio
Pioneer AmPac Growth Fund	Pioneer Money Market VCT Portfolio
Pioneer AMT-Free CA Municipal Fund	Pioneer Oak Ridge Large Cap Growth VCT Portfolio
Pioneer AMT-Free Municipal Fund	Pioneer Real Estate Shares VCT Portfolio

Pioneer Growth Leaders Fund	Pioneer Small Cap Value VCT Portfolio
Pioneer Growth Opportunities Fund	Pioneer Strategic Income VCT Portfolio
Pioneer Small and Mid Cap Growth Fund
Pioneer Tax Free Money Market Fund

* Mr. Kingsbury and Mr. West are not Trustees of this Trust.

Power of Attorney

I, the undersigned trustee or officer of the investment companies listed on Annex A for which Pioneer Investment Management, Inc. or one of its affiliates acts as investment adviser (each, a “Trust” and collectively, the “Trusts”), hereby constitute and appoint Dorothy E. Bourassa, John F. Cogan, Jr., Daniel K. Kingsbury and Vincent Nave, and each of them acting singly, to be my true, sufficient and lawful attorneys, with full power to each of them to sign for me, in my name, (i) any Registration Statement on Form N-1A, N-2 or any other applicable registration form under the Investment Company Act of 1940, as amended, and/or under the Securities Act of 1933, as amended, and any and all amendments thereto filed by each Trust, of which I am now, or am on the date of such filing, a Trustee or officer of the Trust, (ii) any application, notice or other filings with the Securities and Exchange Commission, and (iii) any and all other documents and papers relating thereto, and generally to do all such things in my name and on behalf of me to enable each Trust to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder, hereby ratifying and confirming my signature as it may be signed by said attorneys, or each of them, to any and all Registration Statements and amendments to said Registration Statements, including any amendments to establish a new series of a Trust, and any other filings with the Securities and Exchange Commission on behalf of each Trust.

IN WITNESS WHEREOF, I have hereunder set my hand as of this 16th day of April, 2007.

/s/ Mary K. Bush Mary K. Bush	/s/ David R. Bock David R. Bock
/s/ John F. Cogan, Jr. John F. Cogan, Jr.	/s/ Margaret B.W. Graham Margaret B.W. Graham
/s/ Daniel K. Kingsbury Daniel K. Kingsbury	/s/ Thomas J. Perna Thomas J. Perna
/s/ Stephen K. West Stephen K. West	/s/ Marguerite A. Piret Marguerite A. Piret
/s/ Vincent Nave Vincent Nave	/s/ John Winthrop John Winthrop

Power of Attorney

Annex A

Pioneer Bond Fund *	Pioneer Series Trust III:
Pioneer Diversified High Income Trust	Pioneer Cullen Value Fund
Pioneer Emerging Markets Fund	Pioneer Series Trust IV: *
Pioneer Equity Income Fund	Pioneer Classic Balanced Fund
Pioneer Equity Opportunity Fund	Pioneer Government Income Fund
Pioneer Europe Select Equity Fund	Pioneer Institutional Money Market Fund
Pioneer Floating Rate Trust	Pioneer International Core Equity Fund
Pioneer Fund *	Pioneer Treasury Reserves Fund
Pioneer Fundamental Growth Fund	Pioneer Series Trust V:
Pioneer Global High Yield Fund	Pioneer Global Select Equity Fund
Pioneer Growth Shares	Pioneer High Income Municipal Fund
Pioneer High Income Trust	Pioneer Oak Ridge All Cap Growth Fund
Pioneer High Yield Fund	Pioneer Select Research Growth Fund
Pioneer Ibbotson Allocation Series: *	Pioneer Select Research Value Fund
Pioneer Ibbotson Aggressive Allocation Fund	Pioneer Series Trust VI:
Pioneer Ibbotson Conservative Allocation Fund	Pioneer Floating Rate Fund
Pioneer Ibbotson Growth Allocation Fund	Pioneer Short Term Income Fund *
Pioneer Ibbotson Moderate Allocation Fund	Pioneer Small Cap Value Fund
Pioneer Independence Fund	Pioneer Strategic Income Fund
Pioneer Interest Shares	Pioneer Tax Advantaged Balanced Trust
Pioneer International Equity Fund	Pioneer Tax Free Income Fund *
Pioneer International Value Fund	Pioneer Value Fund *
Pioneer Mid Cap Growth Fund	Pioneer Variable Contracts Trust: *
Pioneer Mid Cap Value Fund *	Pioneer America Income VCT Portfolio
Pioneer Money Market Trust: *	Pioneer Bond VCT Portfolio
Pioneer Cash Reserves Fund	Pioneer Core Bond VCT Portfolio
Pioneer Municipal High Income Trust	Pioneer Cullen Value VCT Portfolio
Pioneer Municipal High Income Advantage Trust	Pioneer Emerging Markets VCT Portfolio
Pioneer Protected Principal Trust:	Pioneer Equity Income VCT Portfolio
Pioneer Protected Principal Plus Fund	Pioneer Equity Opportunity VCT Portfolio
Pioneer Protected Principal Plus Fund II	Pioneer Fund VCT Portfolio
Pioneer Real Estate Shares	Pioneer Global High Yield VCT Portfolio
Pioneer Research Fund	Pioneer Growth Opportunities VCT Portfolio
Pioneer Select Equity Fund	Pioneer Growth Shares VCT Portfolio
Pioneer Select Value Fund	Pioneer Money Market VCT Portfolio
Pioneer Series Trust I: *	Pioneer High Yield VCT Portfolio
Pioneer Oak Ridge Large Cap Growth Fund	Pioneer Ibbotson Aggressive Allocation VCT Portfolio
Pioneer Oak Ridge Small Cap Growth Fund	Pioneer Ibbotson Growth Allocation VCT Portfolio
Pioneer Series Trust II: *	Pioneer Ibbotson Moderate Allocation VCT Portfolio
Pioneer AmPac Growth Fund	Pioneer International Value VCT Portfolio
Pioneer AMT-Free CA Municipal Fund	Pioneer Mid Cap Value VCT Portfolio
Pioneer AMT-Free Municipal Fund	Pioneer Oak Ridge Large Cap Growth VCT Portfolio

Pioneer Growth Leaders Fund	Pioneer Real Estate Shares VCT Portfolio
Pioneer Growth Opportunities Fund	Pioneer Small and Mid Cap Growth VCT Portfolio
Pioneer Small and Mid Cap Growth Fund	Pioneer Small Cap Value VCT Portfolio
Pioneer Strategic Growth Fund	Pioneer Strategic Income VCT Portfolio
Pioneer Tax Free Money Market Fund	Pioneer Value VCT Portfolio

* Mr. Kingsbury and Mr. West are not Trustees of this Trust.